UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): May 29, 2004



ALPHA NUTRACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)



California                    0-19644                        33-0300193
(State or other         (Commission File Number)       (I.R.S. Employer
jurisdiction of                                     Identification No.)
incorporation)




1229 Third Avenue, Chula Vista, CA                             91911
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:      (619) 427-3077




Total sequentially numbered pages in this document: 3
---

Exhibit Index appears on page 3.






ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 29, 2004 Alpha Nutraceuticals, Inc. ("ANUI") acquired the assets and business of Avidia Nutritional Group, Inc., a California corporation ("ANG"). ANG is in the business of manufacturing nutritional supplements while ANUI was, prior to the acquisition, in the business of retailing such supplements, primarily via mail order sales. Pursuant to the terms of the Asset Purchase Agreement ("Agreement"):

ANUI agreed to issue 60,000 shares of common stock to the shareholders of ANG in exchange for the business good will of ANG, various items of equipment, and work and orders in process.

In addition, ANUI agreed to pay $135,970 to a bank to retire a note secured by certain items of equipment, thus acquiring those items of equipment free and clear of any liens. All equipment acquired was used by ANG in the manufacture of nutritional supplements, and ANUI will continue to use such equipment for the same purpose.

ANUI also assumed ANG's accounts payable totaling approximately
$77,096. These payables relate primarily to inventories of raw materials to be used in manufacturing various nutritional supplements.

	 All cash payments which ANUI has agreed to make as set forth above will be made out of ANUI's working capital.

	 This was an unrelated transaction. Prior to the acquisition there was no material relationship between ANG and/or its shareholders, officers or directors or any associate of any such shareholder, officer, or director, and ANUI and/or its principal shareholders, officers, directors or any associate of any such shareholder, officer, or director.

         The description contained in this Item 2 of the transactions contemplated by the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is included as Exhibit 2.1 hereto.

         A copy of the press release issued by Alpha Nutraceuticals, Inc. regarding this acquisition is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.












ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

         The audited and interim unaudited financial statements of Avidia Nutritional Group, Inc., if determined to be material and thus required by this item, will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)   Pro forma financial information.

         The pro forma financial information, if determined to be material and thus required by this item, will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)   Exhibits.

Asset Purchase Agreement by and between Alpha Nutraceuticals, Inc. and the shareholders of Avidia Nutritional Group, Inc.

Press Release dated May 29, 2004 by Alpha Nutraceuticals, Inc.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NUTRACEUTICALS, INC.


Date:  May 29, 2004.

       /s/ Louis J. Paulsen

  Name:    Louis J. Paulsen
 Title:    President


===========================================================


EXHIBIT INDEX


Asset Purchase Agreement by and between Alpha Nutraceuticals, Inc. and the shareholders of Avidia Nutritional Group, Inc.

Press Release dated May 29, 2004 by Alpha Nutraceuticals, Inc.




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